UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2011

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EN2GO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-50480	98-0389557
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

#644 - 1812 West Burbank Blvd., Burbank, CA 91506
(Address of Principal Executive Offices) (Zip Code)

818-478-2260
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

			Principal	Total Offering Price/
Date	Title and Amount (1)	Purchaser	Underwriter	Underwriting Discounts
November 22, 2011	7,933,333 shares of common stock, issued in conversion of $595,000 principal amount of debt.	A company controlled by Richard Genovese, a director of the Company.	NA	$.075 per share/NA
November 22, 2011	2,666,667 shares of common stock	Private investor.	NA	$.075 per share/NA

(1) The issuances to private investors are viewed by the Company as exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), alternatively, as transactions either not involving any public offering, or as exempt under the provisions of either Regulation D or Regulation S promulgated by the SEC under the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 29, 2011	EN2GO INTERNATIONAL, INC. (Registrant)
	By	/s/ Robert Rosner
Name: Robert Rosner Title: President and Chief Executive Officer